GMO MULTI-SECTOR FIXED INCOME FUND
Summary Prospectus
June 30, 2025

Share Class:	Class R6	Class I
Ticker:	—	—
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.gmo.com/americas/investment-capabilities/mutual-funds/. You can also get this information at no cost by calling 1-617-346-7646, by sending an email request to SHS@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated June 30, 2025, each as may be revised and/or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment objective
Total return in excess of that of its benchmark, the Bloomberg U.S. Aggregate Index.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class R6	Class I
Management fee	0.40%[1]	0.40%[1]
Other expenses	0.32%	0.44%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.12%[3]	0.12%[3]
Total annual fund operating expenses	0.84%	0.96%
Expense reimbursement/waiver	(0.37%)[1]	(0.37%)1,[2]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.47%	0.59%
1 Includes both management fee of 0.25% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I’s initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3 Consists of approximately 0.11% in underlying fund fees and expenses and less than 0.01% in interest expense incurred by underlying funds.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6	$48	$231	$430	$1,003
Class I	$60	$269	$495	$1,144

GMO MULTI-SECTOR FIXED INCOME FUND
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 444% of the average value of its portfolio securities.
Principal investment strategies
The Fund’s investment program has two principal components. One component seeks to achieve a return commensurate with that of the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by making investments that often will not track its benchmark. These investments principally include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct investments in asset-backed, corporate, government and emerging country debt securities. This second component can cause the Fund’s performance to differ significantly from that of its benchmark.
In deciding what investments to make in global interest rate and currency markets and the size of those investments, GMO uses a quantitative approach that considers macroeconomic factors (e.g., inflation) as well as price-based factors (e.g., interest and exchange rates). GMO evaluates the relative attractiveness of particular markets and instruments using various fixed income risk premium measures, which typically include, for example, term structure, foreign exchange, volatility, credit and liquidity. GMO also may consider the relative attractiveness of yield curve and duration positions in these markets. In addition, GMO seeks to identify opportunities arising from unusual market conditions (such as markets with heightened volatility, significant market declines, or widespread asset price dislocations) not otherwise identified by its quantitative models and uses various portfolio construction techniques to manage risk.
In making decisions regarding credit investments, GMO seeks to take advantage of its proprietary investment models to allocate the Fund’s assets opportunistically among credit sectors (e.g., investment grade and high yield) and to systematically identify investments within those credit sectors with the most attractive risk/return profiles. In selecting credit investments, the models used by GMO take into account value criteria, quality factors (including ESG (environmental, social, and governance) criteria in some cases), momentum, and liquidity. The factors GMO considers and investment methods GMO uses can change over time.
In pursuing its investment program, the Fund may make or maintain investments in: (i) bonds denominated in various currencies, including non-U.S. and U.S. government bonds, agency bonds, and corporate bonds, asset-backed securities, and emerging country debt securities; (ii) shares of Opportunistic Income Fund (to provide exposure to asset-backed credit markets); (iii) shares of Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities); and (iv) the types of investments typically held by money market funds. The Fund may also engage in short sales and invest in derivatives, including without limitation, to-be-announced transactions (“TBAs”), futures contracts, currency and interest rate options, currency forwards, repurchase agreements and reverse repurchase agreements, and swap contracts, such as swaps on securities and securities indices, total return swaps, interest rate swaps, and currency swaps, and other types of derivatives.
The Fund has and expects to continue to have material exposure to U.S. and non-U.S. bonds, U.S. asset-backed securities, and emerging country debt securities that are below investment grade (below investment grade debt investments are commonly referred to as “high yield” or “junk bonds,” although these terms are not generally used to refer to emerging country debt securities or asset-backed securities).
GMO normally seeks to maintain an annualized tracking error (standard deviation) relative to the Fund’s benchmark of 1-3% over a complete market cycle and an estimated interest rate duration within 2 years of the benchmark’s duration (approximately 6 years as of May 31, 2025). For an additional discussion of duration, see “Additional Information About the Funds’ Investment Strategies, Risks and Expenses — Bond Funds — Duration.”
Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see “Name Policies”). The term “bond” includes (i) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (ii) synthetic debt instruments created by GMO by investing in derivatives (e.g., a futures contract, swap contract, currency forward, or option).
The Fund may invest in securities of companies of any market capitalization. In addition, the Fund may lend its portfolio securities. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative positions, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to higher risk of loss during those times than if the Fund were not leveraged. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more

GMO MULTI-SECTOR FIXED INCOME FUND
than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the equities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited. The purchaser of TBA securities generally is subject to higher market risk and interest rate risk, because the delivered securities may be less favorable than anticipated by the purchaser.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments, can decline for a variety of reasons, including increases in interest rates. In addition, the market price can decrease due to a reduction in or decrease in the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.

GMO MULTI-SECTOR FIXED INCOME FUND
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Futures Contracts Risk – The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated, such as the Fund’s investments in non-U.S. government bonds and asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans), are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem a large amount of Fund shares.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

GMO MULTI-SECTOR FIXED INCOME FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark, a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares
Years Ending December 31

Highest Quarter:	6.02%	4Q 2023
Lowest Quarter:	-6.88%	1Q 2022
Year-to-Date:	2.96%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				4/30/1997
Return Before Taxes	1.30%	-0.84%	1.13%	4.19%
Return After Taxes on Distributions	-0.54%	-2.12%	-0.43%	1.91%
Return After Taxes on Distributions and Sale of Fund Shares	0.77%	-0.96%	0.30%	2.34%
Bloomberg U.S. Aggregate Index (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	4.14%
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Developed Rates and FX	Kevin Breaux (since 2025)	Portfolio Manager, Developed Rates and FX Team, GMO.
Developed Rates and FX	James Donaldson (since 2023)	Portfolio Manager, Developed Rates and FX Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) the U.S. bond markets are also open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when both (i) the NYSE is open for business and (ii) the U.S. bond markets are also open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

GMO MULTI-SECTOR FIXED INCOME FUND
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.